EXHIBIT 10.3

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET

DEBT CONVERSION AGREEMENT
(Canadian Subscriber)

TO:                         Nexaira Wireless Inc. (the “Company”)
Suite 1404, 510 West Hastings Street
Vancouver, British Columbia, Canada  V6B 1L8

WHEREAS:

A.                                          Effective February 23, 2010, Nexaira Wireless Inc.  (the “Company”), entered into an assumption agreement (the “Assumption Agreement”) with the Company’s wholly-owned subsidiary, NexAira, Inc. (“NexAira”), and 0793296 B.C. Ltd. (the “Subscriber”), pursuant to which the Company agreed to assume debt in the amount of $350,000 (the “Indebtedness”) owed by NexAira to the Subscriber; and

B.                                          The Subscriber has agreed to convert the Indebtedness into units of the Company pursuant to the terms and conditions of this Agreement.

NOW THEREFORE this Agreement witnesses that for and in consideration of the mutual covenants, agreements, representations and warranties in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.                                           Acknowledgment of Debt

1.1                                        The Company and the Subscriber acknowledge and agree that, as of the date of this Agreement, the Company is indebted to the Subscriber in the amount of the Indebtedness.

2.                                           Subscription and Release

2.1                                        On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably agrees to convert the Indebtedness into units (each, a “Unit”) at a conversion price of US$0.50 per Unit, with each Unit consisting of one common share in the capital of the Company (each, a “Share”) and one common share purchase warrant (each, a “Warrant”) subject to adjustment.  Each Warrant shall be non-transferable.  Each Warrant shall entitle the holder thereof to purchase one common share in the capital of the Company (each, a “Warrant Share”), as presently constituted, for a period of 2 years commencing from the Closing Date (defined herein) at an exercise price of US$1.00 per Warrant Share.  Certificates representing the Warrants will be in the form attached as Exhibit A hereto.  The Shares, Warrants and Warrant Shares are referred to herein as the “Securities”.

2.2                                        On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to issue the Units, as duly issued and authorized, fully paid and non-assessable shares, and deliver the Units, comprised of a duly and validly issued certificate representing the Shares and a certificate representing the Warrants, to the Subscriber on the Closing Date, in exchange for and upon the conversion of the Indebtedness.

2.3                                        The Subscriber hereby agrees that upon delivery of the Units by the Company in accordance with the provisions of this Agreement and applicable law, all amounts outstanding under the Indebtedness will be fully satisfied and extinguished, and the Subscriber will remise, release and forever discharge the Company and its respective directors, officers, employees, successors, solicitors, agents and assigns from any and all obligations to pay the Indebtedness, other than any such obligations arising out of or in connection with the issuance, sale and delivery of the Units or otherwise under this Agreement.

3.                                           Documents Required from Subscriber

3.1                                        The Subscriber has completed, signed and returned to the Company the following documents:

(a)                 two (2) executed copies of this Agreement; and

(b)                 a National Instrument 45-106 Investor Questionnaire in the form attached as Exhibit A (the “Questionnaire”).

3.2                                        The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

4.                                           Conditions and Closing

4.1                                        Closing of the offering of the Units (the “Closing”) shall occur on or before March 1, 2010, or on such other date as may be determined by the Company (the “Closing Date”) in its sole discretion.

5.                                           Acknowledgements and Agreements of Subscriber

5.1                                        The Subscriber acknowledges and agrees that:

(a)                 none of the Securities have been or, except as contemplated herein, will be registered under the Securities Act of 1933, as amended (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)                 the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)                 by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 (“NI 45-106”) adopted by the British Columbia Securities Commission (the “BCSC”) and other provincial securities commissions;

(d)                 the decision to execute this Agreement and acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (“SEC”) in compliance, or intended compliance, with applicable securities legislation;

(e)                 the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(f)                  the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(g)                 all of the information which the Subscriber has provided to the Company is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to this Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(h)                 the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaire and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaire;

(i)                  the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(j)                  the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

(k)                 the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)                  any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)                 applicable resale restrictions;

(l)                   in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell any of the Securities in Canada under the Securities Act (British Columbia), British Columbia Instrument 51-509 adopted by the BCSC (“BCI 51-509”) and National Instrument 45-102 adopted by the BCSC;

(m)               the Subscriber consents to the placement of a legend on any certificate or other document evidencing any of the Securities to the effect that such securities have not been registered under the 1933 Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement such legend to be substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

(n)                 the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation of British Columbia including statutory rights of rescission or damages, will not be available to the Subscriber;

(o)                 the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(p)                 neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities and no documents in connection with the sale of the Securities hereunder have been reviewed by the SEC or any state securities administrators;

(q)                 there is no government or other insurance covering any of the Securities; and

(r)                  this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.                                           Representations, Warranties and Covenants of the Subscriber

6.1                                        The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)                 the Subscriber is not a U.S. Person and the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(b)                 the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Agreement;

(c)                 it has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(d)                 the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if the Subscriber is a corporate entity, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(e)                 the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(f)                  the Subscriber has received and carefully read this Agreement;

(g)                 the Subscriber is acquiring the Securities as principal for investment only and not with a view to resale or distribution;

(h)                 the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

(i)                   the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors;

(j)                  the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(k)                 the Subscriber (i) is able to fend for itself; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) can afford the complete loss of such investment;

(l)                   the Subscriber is outside the United States when receiving and executing this Agreement;

(m)               the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(n)                 all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the issuance of the Securities;

(o)                 the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(p)                 the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(q)                 others will rely upon the truth and accuracy of the representations and warranties contained in this Section 6.1 and agrees that if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Company;

(r)                  no person has made to the Subscriber any written or oral representations:

(i)                   that any person will resell or repurchase any of the Securities;

(ii)                 that any person will refund the purchase price of any of the Securities;

(iii)                as to the future price or value of any of the Securities; or

(iv)               that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system; and

(s)                  the Subscriber has provided to the Company, along with an executed copy of this Agreement:

(i)                   fully completed and executed Questionnaire in the form attached hereto as Exhibit A, and

(ii)                 such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

6.2                                        In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

7.                                           Representations and Warranties will be Relied Upon by the Company

7.1                                        The Subscriber acknowledges and agrees that the representations and warranties contained herein are made by it with the intention that such representations and warranties will be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Securities under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that the representations and warranties will survive the acquisition by the Subscriber of the Securities notwithstanding any subsequent disposition by the Subscriber of such securities.

8.                                           Acknowledgement and Waiver

8.1                                        The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

9.                                           Resale Restrictions

9.1                                        The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States.  None of the Securities may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

9.2                                        The Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable provincial securities laws and the rules made thereunder.

9.3                                        Pursuant to BCI 51-509, a subsequent trade in any of the Securities in or from British Columbia will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the Securities Act (British Columbia)) unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Securities (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend  specified in BCI 51-509.

10.                                        Legending and Registration of Subject Securities

10.1                                    The Subscriber hereby acknowledges that a legend may be placed on the certificates representing the Securities to the effect that the Securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

10.2                                    The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

11.                                        Collection of Personal Information

11.1                                    The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the transactions contemplated herein.  The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the transactions contemplated herein, including legal counsel, and may be included in record books in connection with the transactions contemplated herein.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

11.2                                    Furthermore, the Subscriber is hereby notified that:

(a)                the Company may deliver to a provincial securities commission and/or the SEC certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Company owned by the Subscriber, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Company and the date of distribution of the Securities,

(b)                such information is being collected indirectly by the provincial securities commission under the authority granted to it in securities legislation, and

(c)                 such information is being collected for the purposes of the administration and enforcement of the securities legislation of Canada.

12.                                        Costs

12.1                                    Each party shall bear its own costs and expenses (including any fees and disbursements of any counsel retained by such party) relating to the issuance of the Securities and the other transactions contemplated by this Agreement.

13.                                       Governing Law

13.1                                     This Subscription Agreement is governed by the laws of the Province of British Columbia.

14.                                        Survival

14.1                                    This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

15.                                        Assignment

15.1                                     This Agreement is not transferable or assignable.

16.                                        Severability

16.1                                    The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

17.                                        Entire Agreement

17.1                                    Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

18.                                        Notices

18.1                                    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the address on the signature page of this Agreement and notices to the Company shall be directed to it at Suite 1404, 510 West Hastings Street, Vancouver, British Columbia, Canada  V6B 1L8.

19.                                        Counterparts and Electronic Means

19.1                                    This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Agreement as of the date of acceptance by the Company.

0793296 B.C. Ltd.
(Name of Subscriber – Please type or print)
/s/ "Ralph Proceviat, President"
(Signature and, if applicable, Office)
#1404 – 510 West Hastings Street
(Address of Subscriber)
Vancouver, BC V6B 1L8
(City, State or Province, Postal Code of Subscriber)
Canada
(Country of Subscriber)

(Email address)
604-682-5925
(Telephone Number)

A C C E P T A N C E

The above-mentioned Agreement in respect of the Units are hereby accepted by Nexaira Wireless Inc.

DATED at Vancouver, British Columbia, the 23rd day of February , 2010.

NEXAIRA WIRELESS INC.

Per:         /s/ "Mark Sampson"
                Authorized Signatory

EXHIBIT A

FORM OF WARRANT

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

Warrant No. ___________

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT _____________ (______________ TIME) ON ____________________, 2012.

SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF

NEXAIRA WIRELESS INC.

THIS IS TO CERTIFY THAT _____________________, (the “Holder”) of ___________________________, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to _______________ fully paid and non‑assessable common shares (the “Shares”) in the capital of Nexaira Wireless Inc. (the “Company”) on or before _______ p.m. (________ time) on ____________________, 2012 (the “Expiry Date”) at a price per Share of US$1.00 (the “Exercise Price”) on the terms and conditions attached hereto as Appendix A (the “Terms and Conditions”).

1.             ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE.  THIS CERTIFICATE REPRESENTS __________________ WARRANTS.

2.             These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.             Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

                                IN WITNESS WHEREOF the Company has executed this Warrant Certificate this ________ day of ______________, 2010.

NEXAIRA WIRELESS INC.

Per:
                Authorized Signatory

APPENDIX A

TERMS AND CONDITIONS dated _________________, 2010, attached to the Warrants issued by Nexaira Wireless Inc.

1.                                           INTERPRETATION

1.1                                        Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)                 “Company” means Nexaira Wireless Inc. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(b)                 “Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(c)                 “Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d)                 “herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e)                 “person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(f)                  “shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(g)                 “Warrant Holders” or “Holders” means the holders of the Warrants; and

(h)                 “Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

1.2                                        Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3                                        Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4                                        Applicable Law

The Warrant and the terms hereof are governed by the laws of the Province of British Columbia.  The Holder, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

2.                                           ISSUE OF WARRANTS

2.1                                        Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2                                        Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3                                        Issue in substitution for Lost Warrants

(a)                 In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its sole discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)                 The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its sole discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4                                        Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof as a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.                                           NOTICE

3.1                                        Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2                                        Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Nexaira Wireless Inc.
1404 – 510 West Hastings Street
Vancouver, British Columbia
Canada  V6B 1L8

Attention: President
Fax No. (604) 682-1044

with a copy, which shall not constitute notice, to:

Clark Wilson LLP
Barristers and Solicitors
800 – 885 West Georgia Street
Vancouver, British Columbia
Canada  V6C 3H1

Attention: Virgil Z. Hlus
Fax:  (604) 687-6314

4.                                           EXERCISE OF WARRANTS

4.1                                        Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to the Company for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3.2.

4.2                                        Effect of Exercise of Warrants

(a)                 Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)                 Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3                                        Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4                                        Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.5                                        Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6                                        Time of Essence

Time will be of the essence hereof.

4.7                                        Subscription Price

Each Warrant is exercisable at the Exercise Price of US$1.00.  One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.8                                        Adjustment of Exercise Price

(a)                 The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(i)                   if and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be;

(ii)                 in case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Section 4.8 relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Section 4.8 will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.8(a)(ii).

(b)                 The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9                                        Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America or chartered accountants in Canada that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.                                           WAIVER OF CERTAIN RIGHTS

5.1                                        Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

6.                                           MODIFICATION OF TERMS, ETC.

6.1                                        Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

6.2                                        Warrants Not Transferable

The Warrant and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

NEXAIRA WIRELESS INC.
Per:
Authorized Signatory

FORM OF SUBSCRIPTION

TO:         Nexaira Wireless Inc.
1404 – 510 West Hastings Street
Vancouver, British Columbia
Canada  V6B 1L8

The undersigned Holder of the within Warrants hereby subscribes for ____________ common shares (the “Shares”) of Nexaira Wireless Inc. (the “Company”) pursuant to the within Warrants at US$1.00 per Share on the terms specified in the said Warrants.  This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned represents that, at the time of the exercise of these Warrants, all of the representations and warranties contained in Section 6 of the Debt Conversion Agreement between the Company and the undersigned pursuant to which these Warrants were issued are true and accurate.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ________ day of __________________, 2010.

In the presence of:

Signature of Warrant Holder	Signature of Witness

Please print below your name and address in full.

Name (Mr./Mrs./Miss)
Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever.  If there is more than one subscriber, all must sign.  In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.  If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

EXHIBIT B

INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Debt Conversion Agreement between the undersigned and the Subscriber.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 (“NI 45-106”).  The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1.             if the Subscriber is not a resident of Ontario, the Subscriber is (tick one or more of the following boxes):

☐	(A)	a director, executive officer, founder or control person of the Company or an affiliate of the Company
☐	(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company
☐	(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company
☐	(D)	a close personal friend of a director, executive officer, founder or control person of the Company
☐	(E)	a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company
☐	(F)	an accredited investor
☐	(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F
☐	(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F

2.             if the Subscriber has checked box B, C, D, E, G or H in Section 1 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

Box G - RALPH PREOCEVIAT

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.  If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals.  Please attach a separate page if necessary).

3.             if the Subscriber is resident in Ontario, the Subscriber is (tick one or more of the following boxes):

☐	(A)	a founder of the Company
☐	(B)	an affiliate of a founder of the Company
☐	(C)	a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Company
☐	(D)	a control person of the Company
☐	(E)	an accredited investor

4.             if the Subscriber has checked box C in Section 3 above, the executive officer, director or founder of the Company with whom the undersigned has the relationship is:

(Instructions to Subscriber:  fill in the name of each executive officer, director or founder which you have the above-mentioned relationship with.)

5.             if the Subscriber has ticked box F in Section 1 or box E in Section 3 above, the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐

(a) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

☐

(b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;
☐	(d) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements.
☐

(e) a person registered under securities legislation of a jurisdiction of Canada as an advisor or dealer, or an individual registered or formerly registered as a representative of such an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

☐

(f) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106; or

☐	(g) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Units under relevant legislation.

                                IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the 23rd day of  February, 2010.

If an Individual:	If a Corporation, Partnership or Other Entity:
___________________________________ Signature ___________________________________ Print or Type Name	0793296 B.C. Ltd. __________________________ Print or Type Name of Entity /s/ "Ralph Proceviat, President" Signature of Authorized Signatory Corporation _______________________________ Type of Entity